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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 14, 2006

                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                        0-18700                   13-3570672
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 (State or Other            (Commission File Number)     (I.R.S. Employer
 Jurisdiction of                                         Identification Number)
 Incorporation or
  Organization)

                               445 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 454-7774



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      (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                      None



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                                TABLE OF CONTENTS




ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99.1: PRESS RELEASE






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ITEM 8.01 OTHER EVENTS.

On November 14, 2006, Sentigen Holding Corp. ("Sentigen") issued a press release announcing that at Sentigen's special meeting of stockholders held on November 14, 2006, Sentigen stockholders voted in favor of the proposal to adopt the Agreement and Plan of Merger dated as of August 31, 2006, by and among Sentigen, Invitrogen Corporation, a Delaware corporation, and Arctic Fox Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Invitrogen. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d) Exhibits.

         99.1    Press release of Sentigen Holding Corp. issued on
                 November 14, 2006.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SENTIGEN HOLDING CORP.

                                     /s/ G. Scott Segler
                                     -------------------------------------------
                                     G. Scott Segler
                                     Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Date: November 14, 2006